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                                                                   EXHIBIT 23.3

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

  As independent public accountants, we hereby consent to the use of our report for Locus Computing Corporation dated March 20, 1995 in this Form S-1 Registration Statement and to all references to our Firm included in this Registration Statement.

                                          Arthur Andersen LLP

Los Angeles, California
November 11, 1997